EXHIBIT 99.1


                             Travel Related Services
                               Statements of Income
                           (Unaudited, Managed Basis)



(Dollars in millions)                                                      Years Ended December 31,
                                             --------------------------------------------------------------------------------------
                                                        1999                          1998                         1997
                                             ---------------------------  ----------------------------  ---------------------------
                                              Reported       Restated       Reported       Restated      Reported       Restated
                                             ------------  -------------  -------------  -------------  ------------  -------------


Net Revenues:
     Discount Revenue                            $ 6,741        $ 6,741        $ 6,115        $ 6,115       $ 5,666        $ 5,666
     Net Card Fees                                 1,604          1,604          1,584          1,584         1,609          1,609
     Lending:
         Finance Charge Revenue                    2,884          2,884          2,470          2,470         2,105          2,105
         Interest Expense                            955            955            810            810           694            694
                                             ------------  -------------  -------------  -------------  ------------  -------------
             Net Finance Charge Revenue            1,929          1,929          1,660          1,660         1,411          1,411
     Travel Commissions and Fees                   1,802          1,802          1,647          1,647         1,489          1,489
     TC Investment Income                              -            345              -            330             -            331
     Other Revenues                                2,827          2,813          2,225          2,188         2,002          2,124
                                             ------------  -------------  -------------  -------------  ------------  -------------
               Total Net Revenues                 14,903         15,234         13,231         13,524        12,177         12,630
                                             ------------  -------------  -------------  -------------  ------------  -------------

Expenses:
     Marketing and Promotion                       1,215          1,247          1,094          1,130           990          1,025
     Provision for Losses and Claims:
          Charge Card                                995            995            994            994         1,105          1,105
          Lending                                  1,186          1,186          1,093          1,093           937            937
          Other                                       56             85             56             90            57             88
                                             ------------  -------------  -------------  -------------  ------------  -------------
               Total                               2,237          2,266          2,143          2,177         2,099          2,130
     Charge Card Interest Expense                  1,055          1,055          1,040          1,040           973            973
     Human Resources                               3,860          3,931          3,544          3,610         3,076          3,154
     Other Operating Expenses                      4,149          4,352          3,346          3,497         3,254          3,443
                                             ------------  -------------  -------------  -------------  ------------  -------------
               Total Expenses                     12,516         12,851         11,167         11,454        10,392         10,725
                                             ------------  -------------  -------------  -------------  ------------  -------------
Pretax Income                                      2,387          2,383          2,064          2,070         1,785          1,905
Income Tax Provision                                 825            691            700            579           621            551
                                             ------------  -------------  -------------  -------------  ------------  -------------
Net Income                                       $ 1,562        $ 1,692        $ 1,364        $ 1,491       $ 1,164        $ 1,354
                                             ============  =============  =============  =============  ============  =============



These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $154 million ($100 million after-tax), $36 million ($23 million after-tax) and $37 million ($24 million after-tax) in 1999, 1998 and 1997, respectively, related to the securitization of U.S. receivables. These gains were invested in additional card acquisition activities and had no material effect on Net Income or Total Expenses in any year. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each period.


                             Travel Related Services
                               Statements of Income
                        (Unaudited, GAAP Reporting Basis)



(Dollars in millions)                                                    Years Ended December 31,
                                             --------------------------------------------------------------------------------------
                                                        1999                          1998                         1997
                                             ---------------------------  ----------------------------  ---------------------------
                                              Reported       Restated       Reported       Restated      Reported       Restated
                                             ------------  -------------  -------------  -------------  ------------  -------------

Net Revenues:
     Discount Revenue                            $ 6,741        $ 6,741        $ 6,115        $ 6,115       $ 5,666        $ 5,666
     Net Card Fees                                 1,599          1,599          1,587          1,587         1,604          1,604
     Lending:
         Finance Charge Revenue                    2,007          2,007          2,007          2,007         1,848          1,848
         Interest Expense                            674            674            653            653           604            604
                                             ------------  -------------  -------------  -------------  ------------  -------------
             Net Finance Charge Revenue            1,333          1,333          1,354          1,354         1,244          1,244
     Travel Commissions and Fees                   1,802          1,802          1,647          1,647         1,489          1,489
     TC Investment Income                              -            345              -            330             -            331
     Other Revenues                                3,324          3,310          2,534          2,497         2,211          2,333
                                             ------------  -------------  -------------  -------------  ------------  -------------
               Total Net Revenues                 14,799         15,130         13,237         13,530        12,214         12,667
                                             ------------  -------------  -------------  -------------  ------------  -------------

Expenses:
     Marketing and Promotion                       1,306          1,338          1,130          1,166         1,027          1,062
     Provision for Losses and Claims:
          Charge Card                                865            865            701            701           858            858
          Lending                                    799            799            922            922           817            817
          Other                                       56             85             56             90            57             88
                                             ------------  -------------  -------------  -------------  ------------  -------------
               Total                               1,720          1,749          1,679          1,713         1,732          1,763
     Charge Card Interest Expense                    835            835            809            809           743            743
     Net Discount Expense                            479            479            665            665           597            597
     Human Resources                               3,860          3,931          3,544          3,610         3,076          3,154
     Other Operating Expenses                      4,212          4,415          3,346          3,497         3,254          3,443
                                             ------------  -------------  -------------  -------------  ------------  -------------
               Total Expenses                     12,412         12,747         11,173         11,460        10,429         10,762
                                             ------------  -------------  -------------  -------------  ------------  -------------
Pretax Income                                      2,387          2,383          2,064          2,070         1,785          1,905
Income Tax Provision                                 825            691            700            579           621            551
                                             ------------  -------------  -------------  -------------  ------------  -------------
Net Income                                       $ 1,562        $ 1,692        $ 1,364        $ 1,491       $ 1,164        $ 1,354
                                             ============  =============  =============  =============  ============  =============


                             Travel Related Services
                               Statements of Income
                           (Unaudited, Managed Basis)



(Dollars in millions)                                             Quarters Ended
                                             ---------------------------------------------------------
                                                   June 30, 2000                March 31, 2000
                                             ---------------------------  ----------------------------
                                              Reported       Restated       Reported       Restated
                                             ------------  -------------  -------------  -------------


Net Revenues:
     Discount Revenue                            $ 1,949        $ 1,949        $ 1,805        $ 1,805
     Net Card Fees                                   411            411            405            405
     Lending:
         Finance Charge Revenue                      948            948            887            887
         Interest Expense                            385            385            332            332
                                             ------------  -------------  -------------  -------------
             Net Finance Charge Revenue              563            563            555            555
     Travel Commissions and Fees                     507            507            438            438
     TC Investment Income                              -             98              -             91
     Other Revenues                                  848            844            841            833
                                             ------------  -------------  -------------  -------------
               Total Net Revenues                  4,278          4,372          4,044          4,127
                                             ------------  -------------  -------------  -------------

Expenses:
     Marketing and Promotion                         330            345            318            331
     Provision for Losses and Claims:
          Charge Card                                344            344            278            278
          Lending                                    332            332            335            335
          Other                                       20             28             21             29
                                             ------------  -------------  -------------  -------------
               Total                                 696            704            634            642
     Charge Card Interest Expense                    350            350            314            314
     Human Resources                               1,028          1,048            998          1,016
     Other Operating Expenses                      1,147          1,204          1,144          1,193
                                             ------------  -------------  -------------  -------------
               Total Expenses                      3,551          3,651          3,408          3,496
                                             ------------  -------------  -------------  -------------
Pretax Income                                        727            721            636            631
Income Tax Provision                                 255            216            220            183
                                             ------------  -------------  -------------  -------------
Net Income                                         $ 472          $ 505          $ 416          $ 448
                                             ============  =============  =============  =============



These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $80 million ($52 million after-tax) and $36 million ($23 million after-tax) in the second and first quarter of 2000, respectively, related to the securitization of U.S. receivables. These gains were invested in additional card acquisition activities and had no material impact on Net Income or Total Expenses in either quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.


                             Travel Related Services
                               Statements of Income
                        (Unaudited, GAAP Reporting Basis)



(Dollars in millions)                                              Quarters Ended
                                             ---------------------------------------------------------
                                                   June 30, 2000                   March 31, 2000
                                             ---------------------------  ----------------------------
                                              Reported       Restated       Reported       Restated
                                             ------------  -------------  -------------  -------------

Net Revenues:
     Discount Revenue                            $ 1,949        $ 1,949        $ 1,805        $ 1,805
     Net Card Fees                                   411            411            405            405
     Lending:
         Finance Charge Revenue                      500            500            524            524
         Interest Expense                            258            258            231            231
                                             ------------  -------------  -------------  -------------
             Net Finance Charge Revenue              242            242            293            293
     Travel Commissions and Fees                     507            507            438            438
     TC Investment Income                              -             98              -             91
     Other Revenues                                1,121          1,117          1,014          1,006
                                             ------------  -------------  -------------  -------------
               Total Net Revenues                  4,230          4,324          3,955          4,038
                                             ------------  -------------  -------------  -------------

Expenses:
     Marketing and Promotion                         378            393            339            352
     Provision for Losses and Claims:
          Charge Card                                302            302            241            241
          Lending                                    170            170            175            175
          Other                                       20             28             21             29
                                             ------------  -------------  -------------  -------------
               Total                                 492            500            437            445
     Charge Card Interest Expense                    295            295            260            260
     Net Discount Expense                            131            131            126            126
     Human Resources                               1,028          1,048            998          1,016
     Other Operating Expenses                      1,179          1,236          1,159          1,208
                                             ------------  -------------  -------------  -------------
               Total Expenses                      3,503          3,603          3,319          3,407
                                             ------------  -------------  -------------  -------------
Pretax Income                                        727            721            636            631
Income Tax Provision                                 255            216            220            183
                                             ------------  -------------  -------------  -------------
Net Income                                         $ 472          $ 505          $ 416          $ 448
                                             ============  =============  =============  =============

Return on Average Equity (A)                       31.2%          32.2%          30.5%          31.6%

Return on Average Assets (A)                        3.2%           3.0%           3.2%           3.0%

(A) Excluding the effect of SFAS No. 115.


                             Travel Related Services
                               Statements of Income
                           (Unaudited, Managed Basis)



(Dollars in millions)                                                    Quarters Ended
                                           ---------------------------------------------------------------------------
                                               December 31, 1999        September 30, 1999          June 30, 1999
                                           ------------------------ ------------------------ ------------------------
                                            Reported     Restated    Reported     Restated    Reported     Restated
                                           ------------ ----------- ------------ ----------- ------------ -----------

Net Revenues:
     Discount Revenue                         $ 1,865     $ 1,865      $ 1,700     $ 1,700      $ 1,662     $ 1,662
     Net Card Fees                                408         408          399         399          393         393
     Lending:
         Finance Charge Revenue                   802         802          747         747          684         684
         Interest Expense                         302         302          246         246          208         208
                                          ------------ ----------- ------------ ----------- ------------ -------------
             Net Finance Charge Revenue           500         500          501         501          476         476
     Travel Commissions and Fees                  459         459          448         448          469         469
     TC Investment Income                           -          88            -          91            -          86
     Other Revenues                               789         789          730         725          669         665
                                          ------------ ----------- ------------ ----------- ------------ -------------
               Total Net Revenues               4,021       4,109        3,778       3,864        3,669       3,751
                                          ------------ ----------- ------------ ----------- ------------ -------------

Expenses:
     Marketing and Promotion                      338         344          340         349          267         276
     Provision for Losses and Claims:
          Charge Card                             227         227          247         247          288         288
          Lending                                 332         332          312         312          260         260
          Other                                    17          24           10          17           14          21
                                          ------------ ----------- ------------ ----------- ------------ -------------
               Total                              576         583          569         576          562         569
     Charge Card Interest Expense                 300         300          259         259          257         257
     Human Resources                            1,012       1,033          968         985          968         985
     Other Operating Expenses                   1,222       1,282        1,010       1,065          987       1,036
                                          ------------ ----------- ------------ ----------- ------------ -------------
               Total Expenses                   3,448       3,542        3,146       3,234        3,041       3,123
                                          ------------ ----------- ------------ ----------- ------------ -------------
Pretax Income                                     573         567          632         630          628         628
Income Tax Provision                              198         161          219         184          217         185
                                          ------------ ----------- ------------ ----------- ------------ -------------
Net Income                                      $ 375       $ 406        $ 413       $ 446        $ 411       $ 443
                                          ============ =========== ============ =========== ============ =============


(Dollars in millions)                            Quarters Ended
                                           -------------------------
                                                  March 31, 1999
                                            ------------------------
                                             Reported     Restated
                                            ------------ -----------

Net Revenues:
     Discount Revenue                          $ 1,514     $ 1,514
     Net Card Fees                                 403         403
     Lending:
         Finance Charge Revenue                    652         652
         Interest Expense                          200         200
                                          ------------- -----------
             Net Finance Charge Revenue            452         452
     Travel Commissions and Fees                   426         426
     TC Investment Income                            -          79
     Other Revenues                                639         636
                                          ------------- -----------
               Total Net Revenues                3,434       3,510
                                          ------------- -----------

Expenses:
     Marketing and Promotion                       270         277
     Provision for Losses and Claims:
          Charge Card                              233         233
          Lending                                  282         282
          Other                                     14          20
                                          ------------- -----------
               Total                               529         535
     Charge Card Interest Expense                  241         241
     Human Resources                               912         928
     Other Operating Expenses                      928         971
                                          ------------- -----------
               Total Expenses                    2,880       2,952
                                          ------------- -----------
Pretax Income                                      554         558
Income Tax Provision                               191         162
                                          ------------- -----------
Net Income                                       $ 363       $ 396
                                          ============= ===========



These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $55 million ($36 million after-tax) and $99 million ($64 million after-tax) in the third and second quarter of 1999, respectively, related to the securitization of U.S. receivables. These gains were invested in additional card acquisition activities and had no material impact on Net Income or Total Expenses in either quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.


                             Travel Related Services
                               Statements of Income
                        (Unaudited, GAAP Reporting Basis)



(Dollars in millions)                                                 Quarters Ended
                                          ---------------------------------------------------------------------------
                                             December 31, 1999       September 30, 1999          June 30, 1999
                                          ------------------------ ------------------------ ------------------------
                                           Reported     Restated    Reported     Restated    Reported     Restated
                                          ------------ ----------- ------------ ----------- ------------ -----------

Net Revenues:
     Discount Revenue                         $ 1,865     $ 1,865      $ 1,700     $ 1,700      $ 1,662     $ 1,662
     Net Card Fees                                408         408          395         395          393         393
     Lending:
         Finance Charge Revenue                   526         526          513         513          465         465
         Interest Expense                         197         197          165         165          156         156
                                          ------------ ----------- ------------ ----------- ------------ ------------
             Net Finance Charge Revenue           329         329          348         348          309         309
     Travel Commissions and Fees                  459         459          448         448          469         469
     TC Investment Income                           -          88            -          91            -          86
     Other Revenues                               902         902          846         841          845         841
                                          ------------ ----------- ------------ ----------- ------------ ------------
               Total Net Revenues               3,963       4,051        3,737       3,823        3,678       3,760
                                          ------------ ----------- ------------ ----------- ------------ ------------

Expenses:
     Marketing and Promotion                      338         344          373         382          325         334
     Provision for Losses and Claims:
          Charge Card                             213         213          222         222          249         249
          Lending                                 241         241          187         187          137         137
          Other                                    17          24           10          17           14          21
                                          ------------ ----------- ------------ ----------- ------------ -----------
               Total                              471         478          419         426          400         407
     Charge Card Interest Expense                 246         246          208         208          198         198
     Net Discount Expense                         101         101          105         105          131         131
     Human Resources                            1,012       1,033          968         985          968         985
     Other Operating Expenses                   1,222       1,282        1,032       1,087        1,028       1,077
                                          ------------ ----------- ------------ ----------- ------------ ------------
               Total Expenses                   3,390       3,484        3,105       3,193        3,050       3,132
                                          ------------ ----------- ------------ ----------- ------------ ------------
Pretax Income                                     573         567          632         630          628         628
Income Tax Provision                              198         161          219         184          217         185
                                          ------------ ----------- ------------ ----------- ------------ ------------
Net Income                                      $ 375       $ 406        $ 413       $ 446        $ 411       $ 443
                                          ============ =========== ============ =========== ============ ============

Return on Average Equity (A)                    30.1%       31.2%        29.3%       30.5%        28.8%       30.0%

Return on Average Assets (A)                     3.2%        3.1%         3.3%        3.1%         3.3%        3.1%


(A) Excluding the effect of SFAS No. 115.


(Dollars in millions)                          Quarters Ended
                                          ------------------------
                                              March 31, 1999
                                          ------------------------
                                           Reported     Restated
                                          ------------ -----------

Net Revenues:
     Discount Revenue                         $ 1,514     $ 1,514
     Net Card Fees                                403         403
     Lending:
         Finance Charge Revenue                   503         503
         Interest Expense                         156         156
                                          ------------ -----------
             Net Finance Charge Revenue           347         347
     Travel Commissions and Fees                  426         426
     TC Investment Income                           -          79
     Other Revenues                               731         728
                                          ------------ -----------
             Total Net Revenues                 3,421       3,497
                                          ------------ -----------

Expenses:
     Marketing and Promotion                      270         277
     Provision for Losses and Claims:
          Charge Card                             182         182
          Lending                                 235         235
          Other                                    14          20
                                          ------------ -----------
               Total                              431         437
     Charge Card Interest Expense                 183         183
     Net Discount Expense                         143         143
     Human Resources                              912         928
     Other Operating Expenses                     928         971
                                          ------------ -----------
               Total Expenses                   2,867       2,939
                                          ------------ -----------
Pretax Income                                     554         558
Income Tax Provision                              191         162
                                          ------------ -----------
Net Income                                      $ 363       $ 396
                                          ============ ===========

Return on Average Equity (A)                    28.4%        29.6%

Return on Average Assets (A)                     3.3%         3.1%

(A) Excluding the effect of SFAS No. 115.

                                       6



                            Travel Related Services
                               Statements of Income
                           (Unaudited, Managed Basis)

(Dollars in millions)                                                  Quarters Ended
                                          ---------------------------------------------------------------------------
                                             December 31, 1998       September 30, 1998          June 30, 1998
                                          ------------------------ ------------------------ ------------------------
                                           Reported     Restated    Reported     Restated    Reported     Restated
                                          ------------ ----------- ------------ ----------- ------------ -----------

Net Revenues:
     Discount Revenue                         $ 1,639     $ 1,639      $ 1,522     $ 1,522      $ 1,525     $ 1,525
     Net Card Fees                                398         398          395         395          393         393
     Lending:
         Finance Charge Revenue                   655         655          636         636          595         595
         Interest Expense                         211         211          209         209          197         197
                                          ------------ ----------- ------------ ----------- ------------ ------------
             Net Finance Charge Revenue           444         444          427         427          398         398
     Travel Commissions and Fees                  452         452          441         441          403         403
     TC Investment Income                           -          82            -          88            -          80
     Other Revenues                               617         610          562         552          536         524
                                          ------------ ----------- ------------ ----------- ------------ ------------
               Total Net Revenues               3,550       3,625        3,347       3,425        3,255       3,323
                                          ------------ ----------- ------------ ----------- ------------ ------------

Expenses:
     Marketing and Promotion                      301         309          310         322          239         248
     Provision for Losses and Claims:
          Charge Card                             192         192          224         224          307         307
          Lending                                 331         331          263         263          251         251
          Other                                    14          24           17          24           11          21
                                          ------------ ----------- ------------ ----------- ------------ -----------
               Total                              537         547          504         511          569         579
     Charge Card Interest Expense                 271         271          262         262          259         259
     Human Resources                              990       1,008          924         941          843         858
     Other Operating Expenses                     968       1,011          793         832          799         831
                                          ------------ ----------- ------------ ----------- ------------ ------------
               Total Expenses                   3,067       3,146        2,793       2,868        2,709       2,775
                                          ------------ ----------- ------------ ----------- ------------ ------------
Pretax Income                                     483         479          554         557          546         548
Income Tax Provision                              157         123          192         163          186         155
                                          ------------ ----------- ------------ ----------- ------------ ------------
Net Income                                      $ 326       $ 356        $ 362       $ 394        $ 360       $ 393
                                          ============ =========== ============ =========== ============ ============



(Dollars in millions)                           Quarters Ended
                                          -------------------------
                                               March 31, 1998
                                           ------------------------
                                            Reported     Restated
                                           ------------ -----------

Net Revenues:
     Discount Revenue                          $ 1,429     $ 1,429
     Net Card Fees                                 398         398
     Lending:
         Finance Charge Revenue                    584         584
         Interest Expense                          194         194
                                          ------------- -----------
             Net Finance Charge Revenue            390         390
     Travel Commissions and Fees                   351         351
     TC Investment Income                            -          80
     Other Revenues                                511         503
                                          ------------- -----------
               Total Net Revenues                3,079       3,151
                                          ------------- -----------

Expenses:
     Marketing and Promotion                       244         251
     Provision for Losses and Claims:
          Charge Card                              273         273
          Lending                                  248         248
          Other                                     13          20
                                           ------------ -----------
               Total                               534         541
     Charge Card Interest Expense                  248         248
     Human Resources                               787         802
     Other Operating Expenses                      784         821
                                          ------------- -----------
               Total Expenses                    2,597       2,663
                                          ------------- -----------
Pretax Income                                      482         488
Income Tax Provision                               167         140
                                          ------------- -----------
Net Income                                       $ 315       $ 348
                                          ============= ===========




These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized a pretax gain of $36 million ($23 million after-tax) in the second quarter of 1998 related to the securitization of U.S. receivables. This gain was invested in additional card acquisition activities and had no material impact on Net Income or Total Expenses in the second quarter of 1998. For purposes of this presentation such gain and a corresponding $36 million increase in Marketing and Promotion expenses have been eliminated in the second quarter of 1998.


                             Travel Related Services
                               Statements of Income
                        (Unaudited, GAAP Reporting Basis)



(Dollars in millions)                                                      Quarters Ended
                                          ---------------------------------------------------------------------------
                                             December 31, 1998       September 30, 1998          June 30, 1998
                                          ------------------------ ------------------------ ------------------------
                                           Reported     Restated    Reported     Restated    Reported     Restated
                                          ------------ ----------- ------------ ----------- ------------ -----------

Net Revenues:
     Discount Revenue                         $ 1,639     $ 1,639      $ 1,522     $ 1,522      $ 1,525     $ 1,525
     Net Card Fees                                398         398          393         393          398         398
     Lending:
         Finance Charge Revenue                   535         535          502         502          493         493
         Interest Expense                         166         166          164         164          163         163
                                          ------------ ----------- ------------ ----------- ------------ ------------
             Net Finance Charge Revenue           369         369          338         338          330         330
     Travel Commissions and Fees                  452         452          441         441          403         403
     TC Investment Income                           -          82            -          88            -          80
     Other Revenues                               687         680          645         635          614         602
                                          ------------ ----------- ------------ ----------- ------------ ------------
               Total Net Revenues               3,545       3,620        3,339       3,417        3,270       3,338
                                          ------------ ----------- ------------ ----------- ------------ ------------

Expenses:
     Marketing and Promotion                      301         309          310         322          275         284
     Provision for Losses and Claims:
          Charge Card                             100         100          148         148          236         236
          Lending                                 293         293          224         224          187         187
          Other                                    14          24           17          24           11          21
                                          ------------ ----------- ------------ ----------- ------------ -----------
               Total                              407         417          389         396          434         444
     Charge Card Interest Expense                 211         211          199         199          203         203
     Net Discount Expense                         185         185          170         170          170         170
     Human Resources                              990       1,008          924         941          843         858
     Other Operating Expenses                     968       1,011          793         832          799         831
                                          ------------ ----------- ------------ ----------- ------------ ------------
               Total Expenses                   3,062       3,141        2,785       2,860        2,724       2,790
                                          ------------ ----------- ------------ ----------- ------------ ------------
Pretax Income                                     483         479          554         557          546         548
Income Tax Provision                              157         123          192         163          186         155
                                          ------------ ----------- ------------ ----------- ------------ ------------
Net Income                                      $ 326       $ 356        $ 362       $ 394        $ 360       $ 393
                                          ============ =========== ============ =========== ============ ============

Return on Average Equity (A)                    27.8%       29.1%        27.1%       28.8%        26.5%       28.5%

Return on Average Assets (A)                     3.3%        3.1%         3.3%        3.1%         3.2%        3.1%


(A) Excluding the effect of SFAS No. 115.



(Dollars in millions)                          Quarters Ended
                                          -------------------------
                                               March 31, 1998
                                           ------------------------
                                            Reported     Restated
                                           ------------ -----------

Net Revenues:
     Discount Revenue                          $ 1,429     $ 1,429
     Net Card Fees                                 398         398
     Lending:
         Finance Charge Revenue                    478         478
         Interest Expense                          161         161
                                          ------------- -----------
             Net Finance Charge Revenue            317         317
     Travel Commissions and Fees                   351         351
     TC Investment Income                            -          80
     Other Revenues                                588         580
                                          ------------- -----------
               Total Net Revenues                3,083       3,155
                                          ------------- -----------

Expenses:
     Marketing and Promotion                       244         251
     Provision for Losses and Claims:
          Charge Card                              218         218
          Lending                                  218         218
          Other                                     13          20
                                           ------------ -----------
               Total                               449         456
     Charge Card Interest Expense                  197         197
     Net Discount Expense                          140         140
     Human Resources                               787         802
     Other Operating Expenses                      784         821
                                          ------------- -----------
               Total Expenses                    2,601       2,667
                                          ------------- -----------
Pretax Income                                      482         488
Income Tax Provision                               167         140
                                          ------------- -----------
Net Income                                       $ 315       $ 348
                                          ============= ===========

Return on Average Equity (A)                     25.7%       28.1%

Return on Average Assets (A)                      3.1%        3.0%


(A) Excluding the effect of SFAS No. 115.


                             Travel Related Services
                             Condensed Balance Sheets
                                   (Unaudited)



(Dollars in millions)                            June 30,                           December 31,
                                        ------------------------  --------------------------------------------------
                                                  2000                      1999                    1998
                                        ------------------------  ------------------------ ------------------------
                                         Reported     Restated     Reported    Restated     Reported     Restated
                                        ------------ -----------  ----------- ------------ -----------  -----------


ASSETS
Cash & Investment Securities                $ 5,908     $14,094      $ 8,451      $14,908     $ 4,366      $10,284
Cardmember & Other
      Receivables, net                       25,858      26,235       25,316       25,622      21,314       21,542
Loans, net                                   17,802      17,557       18,159       17,910      15,201       14,947
Land, Buildings, & Equipment, net             1,408       1,439        1,325        1,356       1,066        1,097
Other Assets                                  3,114       3,448        3,010        3,437       2,735        3,294
                                        ------------ -----------  ----------- ------------ -----------  -----------
Total Assets                                $54,090     $62,773      $56,261      $63,233     $44,682      $51,164
                                        ============ ===========  =========== ============ ===========  ===========

LIABILITIES & EQUITY
Travelers Cheques Outstanding                     -     $ 6,900            -      $ 6,213           -      $ 5,823
Customers' Deposits                         $ 5,141       5,301      $ 3,668        3,797     $ 2,037        2,056
Accounts Payable                              7,090       7,053        5,991        5,971       4,811        5,025
Insurance Reserves                              159         159          149          149         141          141
Debt                                         31,113      31,077       35,773       35,686      28,023       27,770
Deferred Card Fees                              795         795          786          786         770          770
Other Liabilities                             4,049       5,506        4,524        5,087       3,984        4,225
                                        ------------ -----------  ----------- ------------ -----------  -----------
Total Liabilities                            48,347      56,791       50,891       57,689      39,766       45,810

Equity                                        5,743       5,982        5,370        5,544       4,916        5,354
                                        ------------ -----------  ----------- ------------ -----------  -----------
Total Liabilities & Equity                  $54,090     $62,773      $56,261      $63,233     $44,682      $51,164
                                        ============ ===========  =========== ============ ===========  ===========

Return on Average Equity (A)                  31.2%       32.2%        30.1%        31.2%       27.8%        29.1%


Return on Average Assets (A)                   3.2%        3.0%         3.2%         3.1%        3.3%         3.1%

(A) Excluding the effect of SFAS No. 115.



(Dollars in millions)                         December 31,
                                        ------------------------
                                                 1997
                                        ------------------------
                                         Reported     Restated
                                        ------------ -----------


ASSETS
Cash & Investment Securities                $ 3,097     $ 8,925
Cardmember & Other
      Receivables, net                       20,476      20,888
Loans, net                                   13,635      13,373
Land, Buildings, & Equipment, net               953         990
Other Assets                                  2,539       3,011
                                        ------------ -----------
Total Assets                                $40,700     $47,187
                                        ============ ===========

LIABILITIES & EQUITY
Travelers Cheques Oustanding                      -     $ 5,634
Customers' Deposits                         $   841         841
Accounts Payable                              3,878       3,983
Insurance Reserves                              104         104
Debt                                         26,945      26,936
Deferred Card Fees                              733         733
Other Liabilities                             3,567       3,906
                                        ------------ -----------
Total Liabilities                            36,068      42,137

Equity                                        4,632       5,050
                                        ------------ -----------
Total Liabilities & Equity                  $40,700     $47,187
                                        ============ ===========

Return on Average Equity (A)                  25.1%       27.9%

Return on Average Assets (A)                   3.0%        3.0%


(A) Excluding the effect of SFAS No. 115.


                       American Express Bank (New Segment)
                               Statements of Income
                                   (Unaudited)



(Dollars in millions)                                                  Years Ended December 31,
                                                        ----------------------------------------------------
                                                             1999              1998              1997
                                                        ----------------  ----------------  ----------------

Net Revenues:
     Interest Income                                              $ 737             $ 854             $ 898
     Interest Expense                                               446               564               580
                                                        ----------------  ----------------  ----------------
          Net Interest Income                                       291               290               318
    Commissions and Fees                                            179               167               173
    Foreign Exchange Income & Other Revenue                         151               163               146
                                                        ----------------  ----------------  ----------------
          Total Net Revenues                                        621               620               637
                                                        ----------------  ----------------  ----------------
Expenses:
     Human Resources                                                271               256               242
     Other Operating Expenses                                       294               261               245
     Provision for Losses                                            29               238                20
                                                        ----------------  ----------------  ----------------
          Total Expenses                                            594               755               507
                                                        ----------------  ----------------  ----------------
Pretax Income/(Loss)                                                 27              (135)              130
Income Tax Provision/(Benefit)                                        5               (51)               48
                                                        ----------------  ----------------  ----------------
Net Income/(Loss)                                                  $ 22             $ (84)               82
                                                        ================  ================  ================


                       American Express Bank (New Segment)
                        Selected Statistical Information
                                   (Unaudited)



(Dollars in billions, except where indicated)

                                                                             Years Ended December 31,
                                                           --------------------------------------------------------------
                                                                 1999                  1998                   1997
                                                           -----------------      ----------------      -----------------

Selected Statistical Information
--------------------------------

Total Shareholder's Equity (millions)                        $       691             $       743             $    830
Return on Average Common Equity *                                   3.5%                 (13.3)%                10.8%
Return on Average Assets *                                         0.20%                 (0.70)%                0.64%
Total Loans                                                  $       5.1             $       5.6             $    6.2
Total Non-performing Loans (millions)                        $       168             $       180             $     47
Other Non-performing Assets (millions)                       $        37             $        63             $     11
Reserve for Credit Losses (millions)**                       $       189             $       259             $    137
Loan Loss Reserves as a % of Total Loans                            3.3%                    3.8%                 2.1%
Deposits                                                     $       8.3             $       8.3             $    8.5
Assets Managed*** / Administered                             $       8.6             $       6.2             $    5.0
Assets of Non-Consolidated Joint
    Ventures                                                 $       2.2             $       2.6             $    2.4
Risk-Based Capital Ratios:
    Tier 1                                                          9.9%                    9.8%                 8.8%
    Total                                                          12.0%                   12.6%                12.3%
Leverage Ratio                                                      5.6%                    5.5%                 5.3%


*  Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
      Loans                                                  $       169              $      214              $   131
      Other Assets, primarily derivatives                             16                      43                    6
      Other Liabilities                                                4                       2                    -
                                                           -----------------      ----------------      -----------------
        Total Credit Loss Reserves                           $       189              $      259              $   137
                                                           =================      ================      =================

***  Includes assets managed by American Express Financial Advisors.



                       American Express Bank (New Segment)
                               Statements of Income
                                   (Unaudited)



(Dollars in millions)
                                                                         Quarters Ended
                                                              ----------------------------------------
                                                                  June 30,             March 31,
                                                                    2000                 2000
                                                              ------------------  --------------------


Net Revenues:
     Interest Income                                                      $ 183                 $ 183
     Interest Expense                                                       120                   118
                                                              ------------------  --------------------
          Net Interest Income                                                63                    65
     Commissions and Fees                                                    56                    52
     Foreign Exchange Income & Other Revenue                                 32                    33
                                                              ------------------  --------------------
          Total Net Revenues                                                151                   150
                                                              ------------------  --------------------

Expenses:
     Human Resources                                                         65                    66
     Other Operating Expenses                                                69                    68
     Provision for Losses                                                     7                     8
                                                              ------------------  --------------------
          Total Expenses                                                    141                   142
                                                              ------------------  --------------------
Pretax Income                                                                10                     8
Income Tax Provision                                                          3                     1
                                                              ------------------  --------------------
Net Income                                                                  $ 7                   $ 7
                                                              ==================  ====================


                       American Express Bank (New Segment)
                        Selected Statistical Information
                                   (Unaudited)



(Dollars in billions, except where indicated)

                                                                            Quarters Ended
                                                              ------------------------------------------
                                                                   June 30,              March 31,
                                                                     2000                   2000
                                                              --------------------   -------------------

Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                                   $     707            $      697
Return on Average Common Equity *                                            3.7%                  3.5%
Return on Average Assets *                                                  0.21%                 0.19%
Total Loans                                                             $     5.1            $      5.0
Total Non-performing Loans (millions)                                   $     174            $      174
Other Non-performing Assets (millions)                                  $      36            $       31
Reserve for Credit Losses (millions)**                                  $     187            $      189
Loan Loss Reserves as a % of Total Loans                                     3.3%                  3.4%
Deposits                                                                $     8.2            $      8.4
Assets Managed*** / Administered                                        $    10.3            $      9.4
Assets of Non-Consolidated Joint
    Ventures                                                            $     2.3            $      2.4
Risk-Based Capital Ratios:
    Tier 1                                                                  10.3%                 10.1%
    Total                                                                   11.9%                 11.6%
Leverage Ratio                                                               5.8%                  5.6%


* Excludes the effect of SFAS No. 115 for all periods presented.

**Allocation:
    Loans                                                               $     166            $      170
    Other Assets, primarily derivatives                                        16                    15
    Other Liabilities                                                           5                     4
                                                               --------------------   -------------------
      Total Credit Loss Reserves                                        $     187            $      189
                                                               ====================   ===================

***  Includes assets managed by American Express Financial Advisors.



                       American Express Bank (New Segment)
                               Statements of Income
                                   (Unaudited)



(Dollars in millions)
                                                                                   Quarters Ended
                                                      -------------------------------------------------------------------------
                                                        December 31,       September 30,        June 30,          March 31,
                                                            1999               1999               1999               1999
                                                      ------------------  ----------------  ------------------  ---------------


Net Revenues:
     Interest Income                                              $ 180             $ 181               $ 183            $ 193
     Interest Expense                                               112               106                 108              119
                                                      ------------------  ----------------  ------------------  ---------------
          Net Interest Income                                        68                75                  75               74
     Commissions and Fees                                            48                46                  45               42
     Foreign Exchange Income & Other Revenue                         31                36                  41               41
                                                      ------------------  ----------------  ------------------  ---------------
          Total Net Revenues                                        147               157                 161              157
                                                      ------------------  ----------------  ------------------  ---------------

Expenses:
     Human Resources                                                 69                68                  68               66
     Other Operating Expenses                                        68                78                  77               72
     Provision for Losses                                             4                 5                  10               10
                                                      ------------------  ----------------  ------------------  ---------------
          Total Expenses                                            141               151                 155              148
                                                      ------------------  ----------------  ------------------  ---------------
Pretax Income                                                         6                 6                   6                9
Income Tax Provision                                                  2                 1                   -                1
                                                      ------------------  ----------------  ------------------  ---------------
Net Income                                                          $ 4               $ 5                 $ 6              $ 8
                                                      ==================  ================  ==================  ===============


                       American Express Bank (New Segment)
                        Selected Statistical Information
                                   (Unaudited)



(Dollars in billions, except where indicated)


                                                                                   Quarters Ended
                                                     ---------------------------------------------------------------------------
                                                       December 31,      September 30,         June 30,           March 31,
                                                           1999               1999               1999                1999
                                                     -----------------  -----------------   ----------------   -----------------

Selected Statistical Information
--------------------------------

Total Shareholder's Equity (millions)                     $    691           $    702           $   714           $    733
Return on Average Common Equity*                              3.5%               3.7%              4.9%               6.4%
Return on Average Assets*                                    0.20%              0.20%             0.26%              0.33%
Total Loans                                               $    5.1           $    5.1           $   5.2           $    5.3
Total Non-performing Loans (millions)                     $    168           $    181           $   210           $    209
Other Non-performing Assets (millions)                    $     37           $     40           $    55           $     64
Reserve for Credit Losses (millions)**                    $    189           $    204           $   249           $    261
Loan Loss Reserves as a % of Total Loans                      3.3%               3.5%              4.1%               4.1%
Deposits                                                  $    8.3           $    8.1           $   8.0           $    7.9
Assets Managed*** / Administered                          $    8.6           $    7.7           $   7.0           $    6.3
Assets of Non-Consolidated Joint
    Ventures                                              $    2.2           $    2.4           $   2.2           $    2.6
Risk-Based Capital Ratios:
    Tier 1                                                    9.9%               9.9%              9.8%               9.8%
    Total                                                    12.0%              12.1%             12.1%              12.1%
Leverage Ratio                                                5.6%               5.5%              5.7%               5.4%


* Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
     Loans                                                $    169           $    179           $   216           $    218
     Other Assets, primarily derivatives                        16                 23                32                 41
     Other Liabilities                                           4                  2                 1                  2
                                                     -----------------  -----------------   ---------------   ------------------
        Total Credit Loss Reserves                        $    189           $    204           $   249           $    261
                                                     =================  =================   ===============   ==================

***  Includes assets managed by American Express Financial Advisors.


                       American Express Bank (New Segment)
                               Statements of Income
                                   (Unaudited)



(Dollars in millions)
                                                                                       Quarters Ended
                                                     ----------------------------------------------------------------------------
                                                       December 31,         September 30,         June 30,          March 31,
                                                           1998                 1998                1998              1998
                                                     ------------------  --------------------  ----------------  ----------------

Net Revenues:
     Interest Income                                             $ 210                 $ 217             $ 218             $ 210
     Interest Expense                                              136                   143               147               139
                                                     ------------------  --------------------  ----------------  ----------------
          Net Interest Income                                       74                    74                71                71
     Commissions and Fees                                           41                    43                42                41
     Foreign Exchange Income & Other Revenue                        30                    34                43                56
                                                     ------------------  --------------------  ----------------  ----------------
          Total Net Revenues                                       145                   151               156               168
                                                     ------------------  --------------------  ----------------  ----------------

Expenses:
     Human Resources                                                67                    66                63                59
     Other Operating Expenses                                       67                    65                68                64
     Provision for Losses                                            5                     3                 4               225
                                                     ------------------  --------------------  ----------------  ----------------
          Total Expenses                                           139                   134               135               348
                                                     ------------------  --------------------  ----------------  ----------------
Pretax Income/(Loss)                                                 6                    17                21              (180)
Income Tax Provision/(Benefit)                                       -                     5                 7               (64)
                                                     ------------------  --------------------  ----------------  ----------------
Net Income/(Loss)                                                  $ 6                  $ 12              $ 14            $ (116)
                                                     ==================  ====================  ================  ================



                       American Express Bank (New Segment)
                        Selected Statistical Information
                                   (Unaudited)



(Dollars in billions, except where indicated)

                                                                                       Quarters Ended
                                                         --------------------------------------------------------------------------
                                                           December 31,      September 30,         June 30,           March 31,
                                                               1998               1998               1998               1998
                                                         -----------------  -----------------   ----------------   ----------------
Selected Statistical Information
--------------------------------

Total Shareholder's Equity (millions)                        $      743         $      752          $     719           $    708
Return on Average Common Equity*                                (13.3)%            (11.0)%             (9.3)%             (8.2)%
Return on Average Assets*                                       (0.70)%            (0.57)%            (0.48)%            (0.42)%
Total Loans                                                  $      5.6         $      6.1           $    6.1           $    6.0
Total Non-performing Loans (millions)                        $      180         $      239           $    205           $    149
Other Non-performing Assets (millions)                       $       63         $       92           $     73           $    102
Reserve for Credit Losses (millions)**                       $      259         $      348           $    350           $    359
Loan Loss Reserves as a % of Total Loans                           3.8%               4.6%               4.3%               4.9%
Deposits                                                     $      8.3         $      8.7           $    8.1           $    8.3
Assets Managed*** / Administered                             $      6.2         $      5.7           $    5.6           $    5.1
Assets of Non-Consolidated Joint
    Ventures                                                 $      2.6         $      2.4           $    2.7           $    2.6
Risk-Based Capital Ratios:
    Tier 1                                                         9.8%               9.4%               9.2%               9.0%
    Total                                                         12.6%              12.2%              12.2%              12.2%
Leverage Ratio                                                     5.5%               5.6%               5.6%               5.1%


*  Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
     Loans                                                   $      214         $      279           $    265           $    294
     Other Assets, primarily derivatives                             43                 66                 84                 59
     Other Liabilities                                                2                  3                  1                  6
                                                         -----------------  -----------------   ----------------   -----------------
        Total Credit Loss Reserves                           $      259         $      348           $    350           $    359
                                                         =================  =================   ================   =================

***  Includes assets managed by American Express Financial Advisors.


              American Express Bank/Travelers Cheque (Old Segment)
                               Statements of Income
                                   (Unaudited)



(Dollars in millions)
                                                                 Years Ended December 31,
                                                     ------------------------------------------------
                                                          1999             1998            1997
                                                     ---------------  ---------------  --------------

Net Revenues:
  Interest Income                                            $  737           $  854          $  897
  Interest Expense                                              446              564             579
                                                     ---------------  ---------------  --------------
    Net Interest Income                                         291              290             318
  TC Investment Income                                          345              330             331
  Commissions and Fees                                          188              175             181
  Foreign Exchange Income & Other Revenue                       195              207             294
                                                     ---------------  ---------------  --------------
    Total Net Revenues                                        1,019            1,002           1,124
                                                     ---------------  ---------------  --------------

Expenses:
  Human Resources                                               342              322             306
  Other Operating Expenses                                      596              537             517
  Provision for Losses                                           58              272              52
                                                     ---------------  ---------------  --------------
    Total Expenses                                              996            1,131             875
                                                     ---------------  ---------------  --------------
Pretax Income/(Loss)                                             23             (129)            249
Income Tax Benefit                                             (129)            (172)            (23)
                                                     ---------------  ---------------  --------------
Net Income                                                   $  152            $  43          $  272
                                                     ===============  ===============  ==============


              American Express Bank/Travelers Cheque (Old Segment)
                        Selected Statistical Information
                                   (Unaudited)




(Dollars in billions, except where indicated)
                                                                         Years Ended December 31,
                                                        ---------------------------------------------------------
                                                             1999                 1998                1997
                                                        ----------------     ---------------     ----------------

Selected Statistical Information
--------------------------------

Total Shareholder's Equity (millions)                        $    875            $  1,197            $  1,248
Return on Average Common Equity*                                17.5%                4.9%               28.7%
Return on Average Assets*                                       0.82%               0.23%               1.40%
American Express Bank:
  Shareholder's Equity (millions)                            $    691            $    743            $    830
  Total Loans                                                $    5.1            $    5.6            $    6.2
  Total Non-performing Loans (millions)                      $    168            $    180            $     47
  Other Non-performing Assets (millions)                     $     37            $     63            $     11
  Reserve for Credit Losses (millions)**                     $    189            $    259            $    137
  Loan Loss Reserves as a % of Total Loans                       3.3%                3.8%                2.1%
  Deposits                                                   $    8.3            $    8.3            $    8.5
  Assets Managed***/ Administered                            $    8.6            $    6.2            $    5.0
  Assets of Non-Consolidated Joint
    Ventures                                                 $    2.2            $    2.6            $    2.4
  Risk-Based Capital Ratios:
    Tier 1                                                       9.9%                9.8%                8.8%
    Total                                                       12.0%               12.6%               12.3%
  Leverage Ratio                                                 5.6%                5.5%                5.3%
Travelers Cheque:
  Sales                                                      $   23.3            $   23.6            $   25.0
  Average Outstanding                                        $    6.2            $    6.0            $    5.9
  Average Investments                                        $    5.9            $    5.8            $    5.6
  Tax Equivalent Yield                                           8.8%                9.0%                9.2%

*  Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
     Loans                                                   $    169            $    214            $    131
     Other Assets, primarily derivatives                           16                  43                   6
     Other Liabilities                                              4                   2                   -
                                                        ----------------     ---------------     ----------------
        Total Credit Loss Reserves                           $    189            $    259            $    137
                                                        ================     ===============     ================

***  Includes assets managed by American Express Financial Advisors.


              American Express Bank/Travelers Cheque (Old Segment)
                               Statements of Income
                                   (Unaudited)



(Dollars in millions)
                                                                       Quarters Ended

                                                           -------------------------------------
                                                              June 30,             March 31,
                                                                2000                 2000
                                                           ----------------     ----------------

Net Revenues:
  Interest Income                                                    $ 183                $ 183
  Interest Expense                                                     120                  118
                                                           ----------------     ----------------
    Net Interest Income                                                 63                   65
  TC Investment Income                                                  98                   91
  Commissions and Fees                                                  59                   54
  Foreign Exchange Income & Other Revenue                               42                   41
                                                           ----------------     ----------------
    Total Net Revenues                                                 262                  251
                                                           ----------------     ----------------

Expenses:
  Human Resources                                                       84                   84
  Other Operating Expenses                                             159                  148
  Provision for Losses                                                  15                   16
                                                           ----------------     ----------------
    Total Expenses                                                     258                  248
                                                           ----------------     ----------------
Pretax Income                                                            4                    3
Income Tax Benefit                                                     (36)                 (37)
                                                           ----------------     ----------------
Net Income                                                            $ 40                 $ 40
                                                           ================     ================


              American Express Bank/Travelers Cheque (Old Segment)
                        Selected Statistical Information
                                   (Unaudited)




(Dollars in billions, except where indicated)
                                                                  Quarters Ended
                                                        ------------------------------------
                                                           June 30,            March 31,
                                                             2000                 2000
                                                        ----------------     ---------------

Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                         $    956           $    943
Return on Average Common Equity*                                 17.6%              17.3%
Return on Average Assets*                                        0.80%              0.81%
American Express Bank:
  Shareholder's Equity (millions)                             $    707           $    697
  Total Loans                                                 $    5.1           $    5.0
  Total Non-performing Loans (millions)                       $    174           $    174
  Other Non-performing Assets (millions)                      $     36           $     31
  Reserve for Credit Losses (millions)**                      $    187           $    189
  Loan Loss Reserves as a % of Total Loans                        3.3%               3.4%
  Deposits                                                    $    8.2           $    8.4
  Assets Managed***/ Administered                             $   10.3           $    9.4
  Assets of Non-Consolidated Joint
    Ventures                                                  $    2.3           $    2.4
  Risk-Based Capital Ratios:
    Tier 1                                                       10.3%              10.1%
    Total                                                        11.9%              11.6%
  Leverage Ratio                                                  5.8%               5.6%
Travelers Cheque:
  Sales                                                       $    6.7           $    5.1
  Average Outstanding                                         $    6.5           $    6.1
  Average Investments                                         $    6.2           $    6.0
  Tax Equivalent Yield                                            8.9%               8.9%

*  Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
     Loans                                                    $    166           $    170
     Other Assets, primarily derivatives                            16                 15
     Other Liabilities                                               5                  4
                                                        ----------------     ---------------
        Total Credit Loss Reserves                            $    187           $    189
                                                        ================     ===============

*** Includes assets managed by American Express Financial Advisors.


              American Express Bank/Travelers Cheque (Old Segment)
                               Statements of Income
                                   (Unaudited)



(Dollars in millions)
                                                                            Quarters Ended
                                                     ----------------------------------------------------------------
                                                      December 31,    September 30,      June 30,         March 31,
                                                          1999             1999            1999             1999
                                                     ---------------  ---------------  --------------    ------------

Net Revenues:
  Interest Income                                             $ 180            $ 181           $ 183           $ 193
  Interest Expense                                              112              106             108             119
                                                     ---------------  ---------------  --------------    ------------
    Net Interest Income                                          68               75              75              74
  TC Investment Income                                           88               91              86              79
  Commissions and Fees                                           51               49              47              43
  Foreign Exchange Income & Other Revenue                        45               46              51              51
                                                     ---------------  ---------------  --------------    ------------
    Total Net Revenues                                          252              261             259             247
                                                     ---------------  ---------------  --------------    ------------

Expenses:
  Human Resources                                                90               86              85              82
  Other Operating Expenses                                      151              159             150             136
  Provision for Losses                                           11               12              18              17
                                                     ---------------  ---------------  --------------    ------------
    Total Expenses                                              252              257             253             235
                                                     ---------------  ---------------  --------------    ------------
Pretax Income                                                     -                4               6              12
Income Tax Benefit                                              (35)             (34)            (32)            (29)
                                                     ---------------  ---------------  --------------    ------------
Net Income                                                     $ 35             $ 38            $ 38            $ 41
                                                     ===============  ===============  ==============    ============


              American Express Bank/Travelers Cheque (Old Segment)
                        Selected Statistical Information
                                   (Unaudited)




(Dollars in billions, except where indicated)
                                                                                    Quarters Ended
                                                    ------------------------------------------------------------------------------
                                                     December 31,         September 30,          June 30,            March 31,
                                                         1999                 1999                 1999                 1999
                                                    ----------------     ----------------     ----------------     ---------------

Selected Statistical Information
--------------------------------

Total Shareholder's Equity (millions)                   $    875             $   956             $  1,048              $   1,148
Return on Average Common Equity*                           17.5%               17.7%                18.5%                  19.7%
Return on Average Assets*                                  0.82%               0.83%                0.86%                  0.90%
American Express Bank:
  Shareholder's Equity (millions)                       $    691             $   702             $    714               $    733
  Total Loans                                           $    5.1             $   5.1             $    5.2               $    5.3
  Total Non-performing Loans (millions)                 $    168             $   181             $    210               $    209
  Other Non-performing Assets (millions)                $     37             $    40             $     55               $     64
  Reserve for Credit Losses (millions)**                $    189             $   204             $    249               $    261
  Loan Loss Reserves as a % of Total Loans                  3.3%                3.5%                 4.1%                   4.1%
  Deposits                                              $    8.3             $   8.1             $    8.0               $    7.9
  Assets Managed***/ Administered                       $    8.6             $   7.7             $    7.0               $    6.3
  Assets of Non-Consolidated Joint
    Ventures                                            $    2.2             $   2.4             $    2.2               $    2.6
  Risk-Based Capital Ratios:
    Tier 1                                                  9.9%                9.9%                 9.8%                   9.8%
    Total                                                  12.0%               12.1%                12.1%                  12.1%
  Leverage Ratio                                            5.6%                5.5%                 5.7%                   5.4%
Travelers Cheque:
  Sales                                                 $    5.4             $   7.3             $    6.1               $    4.6
  Average Outstanding                                   $    6.1             $   6.5             $    6.1               $    5.8
  Average Investments                                   $    5.9             $   6.2             $    5.7               $    5.6
  Tax Equivalent Yield                                      8.8%                8.8%                 8.8%                   8.9%


*  Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
     Loans                                              $    169             $   179             $    216               $    218
     Other Assets, primarily derivatives                      16                  23                   32                     41
     Other Liabilities                                         4                   2                    1                      2
                                                    ----------------     ----------------     ----------------     ---------------
        Total Credit Loss Reserves                      $    189             $   204             $    249               $    261
                                                    ================     ================     ================     ===============

***  Includes assets managed by American Express Financial Advisors.


              American Express Bank/Travelers Cheque (Old Segment)
                               Statements of Income
                                   (Unaudited)



(Dollars in millions)
                                                                               Quarters Ended
                                                     -------------------------------------------------------------------
                                                      December 31,     September 30,      June 30,          March 31,
                                                          1998             1998             1998              1998
                                                     ---------------  ----------------  --------------    --------------

Net Revenues:
  Interest Income                                             $ 210             $ 217           $ 218             $ 210
  Interest Expense                                              136               143             147               139
                                                     ---------------  ----------------  --------------    --------------
    Net Interest Income                                          74                74              71                71
  TC Investment Income                                           82                88              80                80
  Commissions and Fees                                           43                45              44                43
  Foreign Exchange Income & Other Revenue                        40                48              56                63
                                                     ---------------  ----------------  --------------    --------------
    Total Net Revenues                                          239               255             251               257
                                                     ---------------  ----------------  --------------    --------------

Expenses:
  Human Resources                                                86                83              79                74
  Other Operating Expenses                                      136               140             136               124
  Provision for Losses                                           15                12              13               233
                                                     ---------------  ----------------  --------------    --------------
    Total Expenses                                              237               235             228               431
                                                     ---------------  ----------------  --------------    --------------
Pretax Income/(Loss)                                              2                20              23              (174)
Income Tax Benefit                                              (34)              (23)            (24)              (91)
                                                     ---------------  ----------------  --------------    --------------
Net Income/(Loss)                                              $ 36              $ 43            $ 47             $ (83)
                                                     ===============  ================  ==============    ==============


              American Express Bank/Travelers Cheque (Old Segment)
                        Selected Statistical Information
                                   (Unaudited)




(Dollars in billions, except where indicated)
                                                                                   Quarters Ended
                                                    ------------------------------------------------------------------------------
                                                     December 31,         September 30,          June 30,            March 31,
                                                         1998                 1998                 1998                 1998
                                                    ----------------     ----------------     ----------------     ---------------

Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                    $   1,197            $   1,210           $   1,135           $   1,119
Return on Average Common Equity*                              4.9%                 8.1%               10.4%               12.5%
Return on Average Assets*                                    0.23%                0.39%               0.50%               0.61%
American Express Bank:
  Shareholder's Equity (millions)                        $     743            $     752           $     719           $     708
  Total Loans                                            $     5.6            $     6.1           $     6.1           $     6.0
  Total Non-performing Loans (millions)                  $     180            $     239           $     205           $     149
  Other Non-performing Assets (millions)                 $      63            $      92           $      73           $     102
  Reserve for Credit Losses (millions)**                 $     259            $     348           $     350           $     359
  Loan Loss Reserves as a % of Total Loans                    3.8%                 4.6%                4.3%                4.9%
  Deposits                                               $     8.3            $     8.7           $     8.1           $     8.3
  Assets Managed***/ Administered                        $     6.2            $     5.7           $     5.6           $     5.1
  Assets of Non-Consolidated Joint
    Ventures                                             $     2.6            $     2.4           $     2.7           $     2.6
  Risk-Based Capital Ratios:
    Tier 1                                                    9.8%                 9.4%                 9.2%               9.0%
    Total                                                    12.6%                12.2%                12.2%              12.2%
  Leverage Ratio                                              5.5%                 5.6%                 5.6%               5.1%
Travelers Cheque:
  Sales                                                  $     5.0            $     7.5           $      6.4           $    4.8
  Average Outstanding                                    $     5.9            $     6.4           $      6.0           $    5.7
  Average Investments                                    $     5.8            $     6.1           $      5.7           $    5.4
  Tax Equivalent Yield                                        8.8%                 8.8%                 9.0%               9.2%

*  Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
     Loans                                               $     214            $     279           $      265           $    294
     Other Assets, primarily derivatives                        43                   66                   84                 59
     Other Liabilities                                           2                    3                    1                  6
                                                    ----------------     ----------------     ----------------     ---------------
        Total Credit Loss Reserves                       $     259            $     348           $      350           $    359
                                                    ================     ================     ================     ===============

***  Includes assets managed by American Express Financial Advisors.


                          Restatement of Certain Financial Information by Segment
                                             (Unaudited)



                                                         American
                                          Travel          Express        American        Corporate      Adjustments
                                         Related         Financial        Express           and             and
                                         Services        Advisors          Bank            Other        Eliminations    Consolidated
(Millions)                            --------------  --------------- ---------------  --------------  --------------- -------------
1999
----

Net revenues (managed basis)               $ 15,234         $ 3,737          $ 621           $ 109          $ (218)        $ 19,483
Revenues (GAAP basis)                        15,130           5,636            621             109            (218)          21,278
Interest and dividends, net                     643           2,443            291             105            (136)           3,346
Cardmember lending net finance charge
   revenue:
       Managed basis                          1,929               -              -               -               -            1,929
       GAAP basis                             1,333               -              -               -               -            1,333
Interest expense:
       Managed basis                          1,204              32              -             164            (129)           1,271
       GAAP basis                               984              32              -             164            (129)           1,051
Pretax income (loss)                          2,383           1,363             27            (335)              -            3,438
Income tax provision (benefit)                  691             428              5            (161)              -              963
                                      --------------  -------------- --------------  --------------  --------------  ---------------
Net income (loss)                             1,692             935             22            (174)              -            2,475
                                      --------------  -------------- --------------  --------------  --------------  ---------------
Assets                                     $ 63,233        $ 74,644       $ 11,354        $ 14,449       $ (15,163)       $ 148,517
------------------------------------------------------------------------------------------------------------------------------------

1998
----
Net revenues (managed basis)               $ 13,524         $ 3,181          $ 620           $ 112          $ (225)        $ 17,212
Revenues (GAAP basis)                        13,530           5,095            620             112            (225)          19,132
Interest and dividends, net                     581           2,437            290             103            (134)           3,277
Cardmember lending net finance charge
  revenue:
       Managed basis                          1,660               -              -               -               -            1,660
       GAAP basis                             1,354               -              -               -               -            1,354
Interest expense:
       Managed basis                          1,191              21              -             149            (131)           1,230
       GAAP basis                               960              21              -             149            (131)             999
Pretax income (loss)                          2,070           1,192           (135)           (202)              -            2,925
Income tax provision (benefit)                  579             374            (51)           (118)              -              784
                                      --------------  -------------- --------------  --------------  --------------  ---------------
Net income (loss)                             1,491             818            (84)            (84)              -            2,141
                                      --------------  -------------- --------------  --------------  --------------  ---------------
Assets                                     $ 51,164        $ 64,637       $ 11,576         $ 3,606        $ (4,050)       $ 126,933
------------------------------------------------------------------------------------------------------------------------------------

1997
----
Net revenues (managed basis)               $ 12,630         $ 2,733          $ 637           $ 123          $ (266)        $ 15,857
Revenues (GAAP basis)                        12,667           4,599            637             123            (266)          17,760
Interest and dividends, net                     561           2,339            318             101            (144)           3,175
Cardmember lending net finance charge
   revenue:
       Managed basis                          1,411               -              -               -               -            1,411
       GAAP basis                             1,244               -              -               -               -            1,244
Interest expense:
       Managed basis                          1,150              18              -             129            (143)           1,154
       GAAP basis                               920              18              -             129            (143)             924
Pretax income (loss)                          1,905           1,022            130            (307)              -            2,750
Income tax provision (benefit)                  551             315             48            (155)              -              759
                                      --------------  -------------- --------------  --------------  --------------  ---------------
Net income (loss)                             1,354             707             82            (152)              -            1,991
                                      --------------  -------------- --------------  --------------  --------------  ---------------
Assets                                     $ 47,187        $ 59,828       $ 12,868         $ 3,374        $ (3,254)       $ 120,003
------------------------------------------------------------------------------------------------------------------------------------